M Fund, Inc. (the “Corporation”)
Supplement dated October 24, 2017 to the
Statement of Additional Information dated May 1, 2017

This supplement updates information in the Statement of Additional Information of the Corporation dated May 1, 2017. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free (888)736-2878, or on the Internet at http://www.mfin.com.

In the section entitled “Management of the Funds,” the Officers of the Corporation table on page 18 is deleted in its entirety and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch St., Suite 900 Portland, OR 97209 59	President	One Year Since October, 2017
President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 47	Chief Compliance Officer	One Year 11 Years	Chief Compliance Officer, M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 51	Secretary and Treasurer	One Year 10 Years
Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Wealth Partners, Inc., and M Financial Asset Management, Inc., 2016-present.

In the section entitled “Management of the Funds,” the second paragraph following the Officers of the Corporation table on page 18 is deleted in its entirety and replaced with the following:

The Board is led by the Chair of the Board who is elected annually and is not an “interested person” of the Corporation for purposes of the 1940 Act. The position of Chair is separate from the position of President. Mr. Bidwell, an independent Director, currently serves as the Chair of the Board and Ms. McNamara-Fenesy, President of the Adviser, currently serves as President of the Corporation. The Corporation believes this leadership structure is appropriate because having a non-interested Director serve as Chair provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Corporation’s day-to-day operations to the executive function.

In the section entitled “Investment Advisory and Other Services,” the first paragraph under “Investment Adviser” on page 22 is deleted in its entirety and replaced with the following:

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds. Bridget McNamara-Fenesy serves as President of the Adviser and President of the Corporation; David Lees, Secretary and Treasurer of the Corporation, serves as Secretary and Treasurer of the Adviser; and Shannon Hartwell, Chief Compliance Officer of the Corporation, serves as Chief Compliance Officer of the Adviser.